UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2013
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AMCOL INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware State of Other Jurisdiction of Incorporation	1-14447 Commission File Number	36-0724340 I.R.S. Employer Identification Number

2870 Forbs Avenue
Hoffman Estates, IL 60192
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 851-1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On October 22, 2013, AMCOL International Corporation (the “Company”) and certain of its wholly-owned subsidiaries entered into a First Amendment to Credit Agreement (the “Amendment”) with BMO Harris Bank N.A., as administrative agent, and the financial institutions named therein as lenders.

The Amendment is effective as of September 30, 2013.  The Amendment revises the definition of EBITDA and provides that EBITDA includes non-cash charges, subject to certain exceptions.

The description of the Amendment set forth above is qualified by reference to the full text of the Amendment attached hereto as an exhibit and incorporated herein by reference.

ITEM 2.02   Results of Operations and Financial Condition

The information in this item is being furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K, “Results of Operations and Financial Condition,” pursuant to interim procedures promulgated by the Securities and Exchange Commission in Release 33-8216 issued March 27, 2003.

On October 25, 2013, the registrant issued a press release to report results for its third quarter ended September 30, 2013.

That press release dated October 25, 2013 and titled “AMCOL INTERNATIONAL CORPORATION (NYSE:ACO) REPORTS THIRD QUARTER RESULTS” is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits

(d)           Exhibits.

10.1
First Amendment to Credit Agreement dated as of October 22, 2013, by and among AMCOL International Corporation, certain wholly-owned AMCOL subsidiaries, BMO Harris Bank N.A., as administrative agent, and certain other financial institutions identified as lenders therein.

99.1	Press Release titled “AMCOL INTERNATIONAL CORPORATION (NYSE:ACO) REPORTS THIRD QUARTER RESULTS”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCOL INTERNATIONAL CORPORATION
Date:	October 25, 2013	By:	/s/ Donald W. Pearson
Donald W. Pearson
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Exhibit

10.1
First Amendment to Credit Agreement dated as of October 22, 2013, by and among AMCOL International Corporation, certain wholly-owned AMCOL subsidiaries, BMO Harris Bank N.A., as administrative agent, and certain other financial institutions identified as lenders therein.

99.1	Press Release titled “AMCOL INTERNATIONAL CORPORATION (NYSE:ACO) REPORTS THIRD QUARTER RESULTS”